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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of report (Date of earliest event reported):
                      September 7, 2000 (August 27, 2000)


                          OUTBOARD MARINE CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


         Delaware                      1-2883                   36-1589715
(State of incorporation or     (Commission File Number)      (I.R.S. Employer
       organization)                                        Identification No.)


                              100 Sea Horse Drive
                            Waukegan, Illinois 60085
   (Address, including zip code of Registrant's principal executive offices)


       Registrant's telephone number, including area code: (847) 689-6200

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Item 5:  Other Events

     David D. Jones, Jr., member of the Board of Directors (the "Board") and President and Chief Executive Officer of Outboard Marine Corporation, a Delaware corporation (the "Registrant"), resigned as director, effective as of August 27, 2000, and as Chairman of the Board, President and Chief Executive Officer of the Registrant, effective as of August 28, 2000. Mr. Jones is expected to remain an employee of the Registrant through September 30, 2000. Subsequently, on August 28, 2000, the Board elected Roger L. Fix to the positions of Chief Executive Officer and President of the Registrant. Mr. Fix has been a Director and the Chief Operating Officer of the Registrant since May 26, 2000.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         OUTBOARD MARINE CORPORATION


                                         By: /s/ Robert S. Romano
                                            -----------------------------------
                                            Name:  Robert S. Romano
                                            Title: Vice President, General
                                                     Counsel and Secretary

September 7, 2000